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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 31, 2003




                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)




     Delaware                        1-12295                  76-0513049
(State or other jurisdiction of     (Commission            (I.R.S. Employer
 incorporation or organization)     File Number)          Identification No.)




   500 Dallas, Suite 2500, Houston, Texas                        77002
  (Address of principal executive offices)                    (Zip Code)




                                 (713) 860-2500
              (Registrant's telephone number, including area code)






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




Item 2.  Acquisition or Disposition of Assets

     On October 14, 2003, subsidiaries of Genesis Energy, L.P. ("GELP") entered into a Pipeline Sale and Purchase Agreement ("PSA") with TEPPCO Crude Pipeline, L.P. ("TEPPCO"), pursuant to which TEPPCO agreed to purchase parts of GELP's Texas crude oil pipeline system and associated gathering and marketing operations (the "Texas Operations"). The parts of the Texas crude oil pipeline system being sold by GELP include the segments of pipeline from Hearne to Bryan, Texas, Conroe to Satsuma in northwest Houston, Texas, and Hillje and Withers to West Columbia, Texas. The gathering and marketing operations in a 40-county area surrounding the pipeline are also being sold, and TEPPCO is being assigned GELP's crude oil purchase and sale contracts in that area. The transaction was completed on October 31, 2003 (the "Closing Date") and is effective November 1, 2003. TEPPCO paid GELP $21.6 million for the Texas Operations. Additionally TEPPCO will purchase the crude oil inventory of GELP in the 40-county area during November 2003.

     TEPPCO assumed the responsibilities for unpaid royalties related to the crude oil purchase and sale contracts it assumed and GELP transferred $0.6 million to TEPPCO for those liabilities.

     On the Closing Date, GELP entered into various agreements with TEPPCO pursuant to the PSA, including (a) a transitional services agreement whereby GELP will provide the use of certain assets that TEPPCO did not acquire and pipeline monitoring services for a minimum period of six months, and (b) a joint tariff agreement whereby TEPPCO will invoice and collect and share with GELP the tariffs for transportation on the pipeline being sold and the segments of pipeline being retained by GELP for a one-year period. Additionally the PSA contains provisions prohibiting competition by GELP in the 40-county area for a five year period.

     GELP retained responsibility for environmental matters related to the Texas Operations for the period prior to the Closing Date, subject to certain conditions. TEPPCO will pay the first $25,000 for any environmental claim up to an aggregate total of $100,000. GELP would be responsible for any environmental claims in excess of these amounts up to an aggregate total of $2 million. TEPPCO has purchased an environmental insurance policy for amounts in excess of GELP's $2 million responsibility and GELP reimbursed TEPPCO for one-half of the policy premium. GELP's responsibility to indemnify TEPPCO will cease ten years from the Closing Date.

     GELP has signed a letter of intent with Denbury Resources Inc. to acquire a Carbon Dioxide (CO2) volumetric production payment and certain wholesale sales contracts ("CO2 Assets") for $25 million. Genesis Energy, Inc., the general partner of GELP will acquire 688,811 newly issued GELP common units for $4.9 million, and these proceeds with the proceeds from the sale to TEPPCO will be used to purchase the CO2 assets.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. Not Applicable.
     (b) Pro Forma Financial Information

     The following unaudited pro forma condensed financial statements are filed with this report:

                                                                 Page
            Pro Forma Condensed Consolidated Balance             ----
              Sheet as at June 30, 2003                             4

            Pro Forma Condensed Consolidated Income
              Statement of Operations:

              Year Ended December 31, 2002                          5

              Six Months Ended June 30, 2003                        6

     The Pro Forma Condensed Consolidated Balance Sheet of GELP as at June 30, 2003, reflects the financial position of GELP after giving effect to the disposition of the Texas Operations and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on June 30, 2003. The Pro Forma condensed

     Consolidated Statements of Operations for the year ended December 31, 2002 and the six months ended June 30, 2003, assume that the disposition occurred on January 1, 2002, and are based on the operations of GELP for the year ended December 31, 2002 and the six months ended June 30, 2003.

     The unaudited pro forma condensed consolidated financial statements have been prepared by GELP based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or results of operations of GELP that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that GELP's financial statements will reflect the disposition only from September 30, 2003, the Closing Date.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of GELP.

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            10.1 Pipeline Sale and Purchase Agreement Between TEPPCO Crude Pipeline, L.P. and Genesis Crude Oil, L.P. and Genesis Pipeline Texas, L.P.

            10.2 Purchase and Sale Agreement Between TEPPCO Crude Pipeline, L.P. and Genesis Crude Oil, L.P.




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                GENESIS ENERGY, L.P.
                                                (A Delaware Limited Partnership)

                                            By: GENESIS ENERGY, Inc., as
                                                    General Partner


Date:  November 4, 2003                      By: /s/  ROSS A. BENAVIDES
                                                 ------------------------------
                                                 Ross A. Benavides
                                                 Chief Financial Officer

                              GENESIS ENERGY, L.P.
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 2003
                                 (In thousands)
                                   (Unaudited)

                                                                          Pro Forma Adjustments
                                                                         Texas (a)
                                                         Historical     Operations      Other           Pro Forma
                                                        ------------   ------------  ------------     ------------
                      ASSETS
CURRENT ASSETS
   Cash and cash equivalents.........................   $      2,863   $         -   $     20,920(b)  $   23,783
   Accounts receivable-trade.........................         76,795        23,603              -         53,192
   Inventories.......................................          1,490           200              -          1,290
   Other ............................................          4,269             -              -          4,269
                                                        ------------   -----------   ------------     ----------
      Total current assets...........................         85,417        23,803         20,920         82,534

FIXED ASSETS, at cost:...............................        119,906        21,829              -         98,077
   Less accumulated depreciation.....................        (74,220)      (13,333)             -        (60,887)
                                                        ------------   -----------   ------------     ----------
      Net fixed assets...............................         45,686         8,496              -         37,190

OTHER ASSETS, net of amortization....................          1,028             -              -          1,028
                                                        ------------   -----------   ------------     ----------

TOTAL ASSETS.........................................   $    132,131   $    32,299   $     20,920     $  120,752
                                                        ============   ===========   ============     ==========
           LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES
   Accounts payable..................................   $     80,028   $    23,552   $                $   56,476
   Accrued liabilities...............................          7,918             -            214(c)       8,132
                                                        ------------   -----------   ------------     ----------
      Total current liabilities......................         87,946        23,552            214         64,608

LONG-TERM DEBT.......................................          6,000             -              -          6,000

MINORITY INTERESTS...................................            515             -              -            515

PARTNERS' CAPITAL....................................         37,670         8,747         20,706         49,629
                                                        ------------   -----------   ------------     ----------

TOTAL LIABILITIES AND PARTNERS' CAPITAL..............   $    132,131        32,299   $     20,920     $  120,752
                                                        ============   ===========   ============     ==========

(a) To eliminate the assets and liabilities included in the balance sheet related to the Texas Operations.
(b) To reflect the $20.7 million net proceeds from the sale of the Texas Operations to TEPPCO and $0.2 million from the sale of inventory. $20 million of this amount will be used for the purchase of the CO2 Assets.
(c) To reflect transaction costs.

                              GENESIS ENERGY, L.P.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                     (In thousands, except per unit amounts)
                                   (Unaudited)

                                                                            Pro Forma Adjustments

                                                                                Texas (a)
                                                               Historical       Operations         Pro Forma

REVENUES:
   Gathering and marketing revenues.....................      $    891,595      $   253,081      $    638,514
   Pipeline revenues....................................            20,211            6,808            13,403
                                                              ------------      -----------      ------------
         Total revenues.................................           911,806          259,889           651,917
COST OF SALES:
   Crude costs..........................................           859,312          243,414           615,898
   Field operating costs................................            16,451            4,536            11,915
   Pipeline operating costs.............................            12,928            4,807             8,121
                                                              ------------      -----------      ------------
      Total cost of sales...............................           888,691          252,757           635,934
                                                              ------------      -----------      ------------
GROSS MARGIN............................................            23,115            7,132            15,983
EXPENSES:
   General and administrative...........................             8,289              425             7,864
   Depreciation and amortization........................             5,813            1,134             4,679
   Other operating charges..............................             1,500                -             1,500
                                                              ------------      -----------      ------------

OPERATING INCOME........................................             7,513            5,573             1,940
OTHER INCOME (EXPENSE):
   Interest expense, net................................            (1,035)               -            (1,035)
   Change in fair value of derivatives..................            (2,094)            (815)           (1,279)
   Net gain on disposal of surplus assets...............               708                -               708
                                                              ------------      -----------      ------------

NET INCOME..............................................      $      5,092      $     4,758      $        334
                                                              ============      ===========      ============

NET INCOME PER COMMON UNIT - BASIC AND DILUTED..........      $       0.58                               0.04
                                                              ============                       ============

WEIGHTED AVERAGE NUMBER OF COMMON UNITS OUTSTANDING.....             8,625                              8,625
                                                              ============                       ============

(a) To eliminate the revenues and expenses of the Texas Operations for the entire period.

                              GENESIS ENERGY, L.P.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                     (In thousands, except per unit amounts)
                                   (Unaudited)

                                                                            Pro Forma Adjustments
                                                                                Texas (a)
                                                               Historical       Operations         Pro Forma
                                                              ------------      -----------      ------------
REVENUES:
   Gathering and marketing revenues.....................      $    470,496      $   155,656      $    314,840
   Pipeline revenues....................................            11,335            3,366             7,969
                                                              ------------      -----------      ------------
         Total revenues.................................           481,831          159,022           322,809
COST OF SALES:
   Crude costs..........................................           454,604          151,178           303,426
   Field operating costs................................             8,167            2,607             5,560
   Pipeline operating costs.............................             7,946            3,134             4,812
                                                              ------------      -----------      ------------
      Total cost of sales...............................           470,717          156,919           313,798
                                                              ------------      -----------      ------------
GROSS MARGIN............................................            11,114            2,103             9,011
EXPENSES:
   General and administrative...........................             4,808              172             4,636
   Depreciation and amortization........................             2,884              710             2,174
   Other ...............................................               (47)               -               (47)
                                                              ------------      -----------      ------------

OPERATING INCOME........................................             3,469            1,221             2,248

INTEREST EXPENSE, NET...................................              (700)               -              (700)
                                                              ------------      -----------      ------------

NET INCOME..............................................      $      2,769      $     1,221      $      1,548
                                                              ============      ===========      ============

NET INCOME PER COMMON UNIT - BASIC AND DILUTED..........      $       0.31                       $       0.18
                                                              ============                       ============

WEIGHTED AVERAGE NUMBER OF COMMON UNITS OUTSTANDING.....             8,625                              8,625
                                                              ============                       ============

(a) To eliminate the revenues and expenses of the Texas Operations.